Capital Group Global Equity ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 96.75% Industrials 21.39%	Shares	Value (000)
Safran SA	71,537	$23,844
General Electric Co.	70,565	19,420
Rolls-Royce Holdings PLC	1,294,976	18,728
GE Vernova, Inc.	28,519	17,481
Northrop Grumman Corp.	17,260	10,184
Airbus SE, non-registered shares	45,306	9,491
ABB, Ltd.	128,030	8,589
Ingersoll-Rand, Inc.	105,891	8,411
HEICO Corp.	26,026	8,121
Armstrong World Industries, Inc.	41,341	8,093
DSV A/S	35,811	7,930
United Rentals, Inc.	7,908	7,563
Epiroc AB, Class A	347,361	7,252
AMETEK, Inc.	33,469	6,185
FedEx Corp.	22,211	5,132
Ryanair Holdings PLC (ADR)	79,229	5,029
RTX Corp.	31,007	4,918
Rheinmetall AG, non-registered shares	2,349	4,643
ITOCHU Corp.	80,300	4,588
CSX Corp.	124,832	4,058
Honeywell International, Inc.	17,488	3,839
RELX PLC	79,529	3,704
Axon Enterprise, Inc. (a)	4,321	3,229
SMC Corp.	8,100	2,513
		202,945
Information technology 19.94%
Broadcom, Inc.	125,482	37,317
Microsoft Corp.	67,520	34,212
Apple, Inc.	90,634	21,040
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	89,083	20,567
SAP SE	55,559	15,060
ASML Holding NV	18,779	13,986
Fujitsu, Ltd.	448,800	10,921
NVIDIA Corp.	49,484	8,619
TDK Corp.	543,500	7,160
KLA Corp.	7,156	6,240
Salesforce, Inc.	20,399	5,227
ServiceNow, Inc. (a)	4,718	4,328
Keyence Corp.	10,400	4,018
Accenture PLC, Class A	1,988	517
		189,212
Capital Group Global Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 16.99%	Shares	Value (000)
JPMorgan Chase & Co.	69,969	$21,090
DBS Group Holdings, Ltd.	308,300	12,139
Mastercard, Inc., Class A	19,029	11,328
Deutsche Bank AG	316,454	11,118
Visa, Inc., Class A	31,004	10,906
London Stock Exchange Group PLC	72,266	8,955
Hong Kong Exchanges and Clearing, Ltd.	149,200	8,632
AIA Group, Ltd.	909,600	8,564
S&P Global, Inc.	14,281	7,832
UniCredit SpA	100,139	7,737
Marsh & McLennan Cos., Inc.	37,369	7,691
Standard Chartered PLC	366,241	6,861
Skandinaviska Enskilda Banken AB, Class A	338,667	6,260
Munchener Ruckversicherungs-Gesellschaft AG	8,838	5,631
Aon PLC, Class A	15,067	5,530
NatWest Group PLC	800,676	5,526
Arthur J. Gallagher & Co.	15,101	4,572
Partners Group Holding AG	3,181	4,363
Arch Capital Group, Ltd.	39,620	3,626
CME Group, Inc., Class A	10,739	2,862
		161,223
Communication services 8.23%
Alphabet, Inc., Class A	136,680	29,101
Meta Platforms, Inc., Class A	18,176	13,427
Nintendo Co., Ltd.	81,000	7,336
Electronic Arts, Inc.	39,703	6,827
Koninklijke KPN NV	1,279,319	6,100
America Movil, SAB de CV, Class B (ADR)	215,473	4,307
Comcast Corp., Class A	119,168	4,048
Netflix, Inc. (a)	3,164	3,823
ROBLOX Corp., Class A (a)	25,078	3,125
		78,094
Consumer discretionary 8.03%
Royal Caribbean Cruises, Ltd.	37,096	13,474
Hilton Worldwide Holdings, Inc.	44,402	12,258
Amazon.com, Inc. (a)	49,885	11,424
Amadeus IT Group SA, Class A, non-registered shares	93,813	7,858
Industria de Diseno Textil, SA	135,983	6,713
MercadoLibre, Inc. (a)	2,401	5,937
LVMH Moet Hennessy-Louis Vuitton SE	9,568	5,643
Tractor Supply Co.	74,692	4,613
Sony Group Corp.	164,100	4,559
Hermes International	1,530	3,743
		76,222
Health care 7.41%
AstraZeneca PLC	104,005	16,573
Abbott Laboratories	85,496	11,342
EssilorLuxottica SA	25,963	7,903
Amgen, Inc.	27,412	7,887
Danaher Corp.	30,137	6,203
BeOne Medicines, Ltd. (ADR) (a)	14,879	4,554
AbbVie, Inc.	19,636	4,131
Capital Group Global Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
UnitedHealth Group, Inc.	12,676	$3,928
Eli Lilly and Co.	5,157	3,778
Bristol-Myers Squibb Co.	72,162	3,404
Novo Nordisk AS, Class B	11,146	627
		70,330
Consumer staples 5.43%
Philip Morris International, Inc.	69,261	11,576
Danone SA	87,939	7,323
L’Oreal SA, non-registered shares	15,185	7,069
Anheuser-Busch InBev SA/NV	84,944	5,321
Nestle SA	52,085	4,907
Costco Wholesale Corp.	4,759	4,489
Hershey Co.	20,454	3,758
Imperial Brands PLC	87,300	3,684
Keurig Dr Pepper, Inc.	117,616	3,421
Constellation Brands, Inc., Class A	147	24
		51,572
Materials 3.41%
Air Liquide SA	35,756	7,371
Shin-Etsu Chemical Co., Ltd.	233,500	7,241
Freeport-McMoRan, Inc.	117,654	5,224
Linde PLC	9,567	4,576
Sika AG	19,043	4,415
Givaudan SA	846	3,563
		32,390
Utilities 3.13%
Engie SA	460,347	9,527
Constellation Energy Corp.	26,892	8,282
Atmos Energy Corp.	36,373	6,043
CenterPoint Energy, Inc.	155,841	5,877
		29,729
Energy 2.79%
TotalEnergies SE	196,304	12,287
TC Energy Corp. (CAD denominated)	116,665	6,075
BP PLC	790,833	4,619
EQT Corp.	66,742	3,460
		26,441
Total common stocks (cost: $855,440,000)		918,158
Short-term securities 3.70% Money market investments 3.70%
Capital Group Central Cash Fund 4.29% (b)(c)	351,238	35,127
Total short-term securities (cost: $35,123,000)		35,127
Total investment securities 100.45% (cost: $890,563,000)		953,285
Other assets less liabilities (0.45)%		(4,302)
Net assets 100.00%		$948,983
Capital Group Global Equity ETF — Page 3 of 5

unaudited
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.70%
Money market investments 3.70%
Capital Group Central Cash Fund 4.29% (b)	$1,094	$47,705	$13,676	$— (d)	$4	$35,127	$171

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
(d)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-318-1025
Capital Group Global Equity ETF — Page 5 of 5